Long-Term Investment	3 Months Ended
Mar. 31, 2018
Long-Term Investment/Bank and Other Borrowings [Abstract]
LONG-TERM INVESTMENT
7.	LONG-TERM INVESTMENT

On January 18, 2018, the Company entered into an agreement with Colmei Technology International Ltd (“Colmei”) and its affiliate Shenzhen Crave Communication Co., Ltd (“Crave”), along with the shareholders of Crave and Colmei (“Selling Shareholders”), pursuant to which the Selling Shareholders sold to the Company 13.8% of the outstanding shares of Crave and 13.8% of the outstanding shares of Colmei. Under the agreement, the Company paid purchase consideration consisting of the Company’s 473,717 ordinary shares issued and cash in the amount of US$10,000 to be paid to the Selling Shareholders over a period of 36 months from the date of agreement. If approved by the Company’s board of directors, the Company will also issue additional shares to the Selling Shareholders if the aggregate value of the Company shares initially issued to the Selling Shareholders under this agreement is less than US$3,000 on August 18, 2018. This transaction was completed on March 22, 2018.

The Company does not have significant influence over the investees and therefore the investment was accounted for under the cost method. Cost of the long-term investment consisted of the fair value of the share consideration on the date of issuance and the present value of the cash consideration, which was determined based on management’s estimate of the payment schedule.